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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 1, 2003
                                                          -------------

                   AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                0-25634              87-0365268
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation                      File Number)           Identification No.)


860 Boardman-Canfield Road, Boca Building, Suite 107, Boardman Ohio       44512
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (330) 965-9910
                                                   --------------


                                 Not applicable
                                 --------------
          (Former name of former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 1, 2003, the Company completed the sale of substantially all of the assets of its wholly owned subsidiary, Danvid Window Company to Atrium Companies, Inc. for $5.5 million and the assumption of certain liabilities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

     10.20 Asset Purchase Agreement dated February 14, 2003 by and among (i) Atrium Companies, Inc. and (ii) Danvid Window Company and Amendment to Asset Purchase Agreement dated March 20, 2003.

                                (The text of all Schedules and Exhibits to the aforementioned Asset Purchase Agreement has been omitted in accordance with Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish supplementally to the Commission upon request a copy of any omitted schedule or exhibit)




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN ARCHITECTURAL PRODUCTS CORPORATION


Date: April 15, 2003                By /s/Joseph Dominijanni
                                       ---------------------------------
                                    Joseph Dominijanni
                                    President and Chief Executive Officer